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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) December 10, 2002


                           -------------------------

                           GATX FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                     1-8319                  94-1661392
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
      of incorporation)                                   identification number)



                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200


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ITEM 5.  OTHER EVENTS.

On July 2, 2002, GATX Financial Corporation entered into a Credit Agreement for a $145,000,000 three-year credit facility.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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99a.     $145,000,000.00 Credit Agreement dated July 2, 2002 among GATX
         Financial Corporation, the lenders listed therein, JPMorgan Chase Bank as Administrative Agent, Citibank, N.A. as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as Joint Lead Arrangers and Joint Bookrunners submitted to the SEC along with the electronic submission of this Form 8-K.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                 GATX FINANCIAL CORPORATION
                                             -----------------------------------
                                                         (Registrant)

                                                    /s/ Brian A. Kenney
                                             -----------------------------------
                                                        Brian A. Kenney
                                                   Senior Vice President and
                                                    Chief Financial Officer
                                                   (Duly Authorized Officer)



Date:  December 10, 2002